SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.  )

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The Allied Defense Group, Inc.

(Name of Registrant as Specified in Its Charter)

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TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS JANUARY 22, 2008
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: PROPOSAL CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD, EXECUTIVE OFFICER AND COMMITTEE INFORMATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
POTENTIAL PAYMENTS UPON TERMINATION OF CHANGE OF CONTROL
COMPENSATION OF DIRECTORS
DIRECTOR COMPENSATION
ANNUAL REPORT AND QUARTERLY REPORT
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

THE ALLIED DEFENSE GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JANUARY 22, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Allied Defense Group, Inc. will be held on Tuesday, January 22, 2008, at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, at 10:00 a.m., local time, for the following purposes:

1. To elect eight (8) directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

2. To consider and act upon a proposal to ratify the selection of BDO Seidman LLP as the Company’s independent registered public accounting firm for the year 2007.

3. To transact such other business as may properly come before the meeting or any adjournment of adjournments thereof.

Only stockholders of record at the close of business on November 26, 2007 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person or by proxy. Stockholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

By Order of the Board of Directors,

John J. Marcello,
President
and Chief Executive Officer

December 18, 2007

THE ALLIED DEFENSE GROUP, INC.
8000 Towers Crescent Drive, Suite 260
Vienna, Virginia 22182

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 22, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of The Allied Defense Group, Inc., a Delaware corporation (the “Company”), for use at an annual meeting of stockholders to be held at The Allied Defense Group, Inc., 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, on Tuesday, January 22, 2008, at 10:00 a.m., local time, or any adjournment thereof (the “annual meeting”).

The record date for determination of the stockholders entitled to vote at the annual meeting is November 26, 2007 at the close of business. Any stockholder giving a proxy may revoke it at any time before it is exercised (including a revocation at the meeting) by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date.

In accordance with the laws of the State of Delaware and the Company’s charter and bylaws, a majority of the outstanding shares of Common Stock will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will be counted as votes against the approval of any matter to come before the meeting.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has also retained Georgeson, Inc. to aid in the solicitation at an estimated cost of $6,500.00 plus out-of-pocket expenses.

The approximate date on which this Proxy Statement and enclosed form of proxy are to be mailed to stockholders is December 18, 2007.

Voting Securities and Principal Stockholders

On November 26, 2007, the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, 8,011,081 shares of Common Stock of the Company were outstanding. Common Stock is the only class of capital stock of the Company currently outstanding. Each stockholder of record is entitled to one vote for each share of Common Stock owned on all matters to come before the annual meeting.

The following table sets forth information with respect to the shares of the Common Stock which are held by the only persons known to the Company to be the beneficial owners of more than 5% of such Common Stock pursuant to the most recent filings made by the other beneficial owners with the Securities and Exchange Commission and other information obtained by the Company:

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent of Class(1)

Common	Pirate Capital LLC(2)	1,170,361	14.6%
	200 Connecticut Avenue	Owned indirectly
	Norwalk, Connecticut 06854
Common	Ironwood Investment Management, LLC(3) 21 Custom House Street, Suite 240 Boston, MA 02110	1,003,275 Owned directly	12.5%
Common	Wynnefield Capital Management, LLC(4)	587,235	7.3%
	450 Seventh Avenue	Owned directly
	Suite 509
	New York, New York 10123
Common	Dimensional Fund Advisors, Inc.(5)	492,214	6.1%
	1299 Ocean Avenue, 11th Floor	Owned directly
	Santa Monica, California 90401
Common	FMR Corp(6)	432,124	5.4%
	82 Devonshire Street	Owned directly
	Boston, Massachusetts 02109

Kings Road Investments Ltd. (“Kings Road”) is a wholly-owned subsidiary of Polygon Global Opportunities Master Fund (“Master Fund”). As of the record date, Kings Road owned approximately 146,910 shares and had the right to acquire up to an additional 880,739 and 145,541 shares, respectively, upon conversion of convertible notes and exercise of warrants. However, Kings Road has agreed that it will not convert its notes or exercise its warrant if such action would result in Kings Road owning in excess of 4.99% of the Company’s stock; provided that on at least 61 days notice, Kings Road may elect to increase such maximum ownership percentage to 9.99%.

(1)	Based upon 8,011,081 shares of common stock outstanding.

(2)	Pirate Capital LLC and Thomas R. Hudson, Jr. filed a Schedule 13D/A with the SEC on December 19, 2006. Previous filings state that Pirate Capital LLC and Thomas R. Hudson, Jr. are deemed to have shared voting and shared dispositive power with respect to 1,170,361 shares, which shares are owned of record by Jolly Roger Fund LP and Jolly Roger Offshore Fund Ltd.

(3)	Ironwood Investment Management, LLC, a registered investment advisor, filed a Schedule 13G with the SEC on November 9, 2007.

(4)	Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I., and Wynnefield Small Cap Value Offshore Fund, Ltd., filed a Schedule 13D/A with the SEC on June 29, 2007.

(5)	Dimensional Fund Advisors, Inc. (“Dimensional”), a registered investment advisor, filed an amended Schedule 13G with the SEC on February 9, 2007.

(6)	FMR Corp. and its wholly-owned subsidiary, Fidelity Management & Research Company (“Fidelity”), Eric D. Roiter, Edward C. Johnson, 3rd and Abigail P. Johnson, jointly filed an amended Schedule 13G with the SEC on May 10, 2007.

The following information is furnished as of November 26, 2007, with respect to the beneficial ownership by management of the Common Stock:

		Amount and Nature of	Percent of Class(1)
Title of Class	Name of Beneficial Owner	Beneficial Ownership	* Less than 1%

Common	Thomas R. Hudson, Jr.	1,170,361(2)	14.7%
		Owned indirectly 4,681
		Owned directly
Common	J. H. Binford Peay, III	284,802(3)	3.6%
		Owned directly
Common	John G. Meyer, Jr.	72,904(4)	*
		Owned directly
Common	Monte L. Pickens	66,096(5)	*
		Owned directly
Common	Ronald H. Griffith	29,956(6)	*
		Owned directly
Common	Wayne F. Hosking	34,023(7)	*
		Owned directly
Common	Gilbert F. Decker	18,582(8)	*
		Owned directly
Common	John J. Marcello	27,683	*
		Owned directly
Common	Deborah F. Ricci	23,037(9)	*
		Owned directly
Common	Luis Palacio	10,000(10)	*
		Owned directly
Common	Charles S. Ream	6,318	*
		Owned directly
Common	Frederick G. Wasserman	4,681	*
		Owned directly
Common	All executive officers	582,763(11)	21.9%
	and directors as a	Owned directly
	group(12)	1,170,361
		Owned indirectly

(1)	Based upon 8,011,081 shares of common stock outstanding, plus any outstanding options, by director.

(2)	Pirate Capital LLC and Thomas R. Hudson, Jr. filed a Schedule 13D/A with the SEC on December 19, 2006. Previous filings state that Pirate Capital LLC and Thomas R. Hudson, Jr. are deemed to have shared voting and shared dispositive power with respect to 1,170,361 shares, which shares are owned of record by Jolly Roger Fund LP and Jolly Roger Offshore Fund Ltd.

(3)	Includes stock options for 206,500 shares which may be exercised within sixty (60) days.

(4)	Includes 6,318 shares issuable upon retirement from the Board pursuant to the Directors Deferred Compensation Plan.

(5)	Includes stock options for 64,000 shares which may be exercised within sixty (60) days.

(6)	Includes stock options for 6, 500 shares which may be exercised within sixty (60) days.

(7)	Includes stock options for 32,000 shares which may be exercised within sixty (60) days.

(8)	Includes stock options for 6,500 shares which may be exercised within sixty (60) days and 9,882 shares issuable upon retirement from the Board pursuant to the Directors Deferred Compensation Plan.

(9)	Includes stock options for 12,000 shares which may be exercised within sixty (60) days.

(10)	As of November 2007, Mr. Palacio is employed by Allied’s subsidiary MECAR S.A., rather than the Company.

(11)	This total includes stock options for 327,500 shares which may be exercised within sixty (60) days and 16,200 shares issuable upon retirement from the Board.

PROPOSAL ONE: ELECTION OF DIRECTORS

Eight (8) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The Nominating Committee has recommended to the Board of Directors, and the Board of Directors has nominated for election, seven (7) of the existing members of the Board of Directors and a designee of Pirate Capital, LLC, our largest stockholder.

J. H. Binford Peay, III and Ronald H. Griffith joined the Board in April, 2000; Gilbert F. Decker joined the board in June, 2002; John G. Meyer, Jr. joined the Board of Directors in January, 2003; Charles S. Ream and John J. Marcello joined the Board of Directors in June, 2006; and Frederick G. Wasserman joined the Board of Directors in December, 2006.

Thomas R. Hudson, Jr., joined the Board in November, 2006, as a designee of Pirate Capital, LLC. Mr. Hudson has determined that he will not stand for re-election to the Board. At the request of Pirate Capital, LLC, the Board of Directors has nominated for election to the Board Tassos Recachinas, a senior investment analyst at Pirate Capital, LLC.

The Board of Directors has determined that a majority of its current members (Messrs. Griffith, Decker, Ream, Hudson, and Wasserman) and a majority of the nominees (Messrs. Griffith, Decker, Ream, Wasserman, and Recachinas) are “independent” in accordance with the rules of the AMEX.

The following information is presented with respect to each nominee, each of whom has indicated approval of his nomination and willingness to serve if elected:

	Year in which first		Principal business occupation for
Name of Nominee	elected a director	Age	past five years and other directorships

J. H. Binford Peay, III	2000	67	Superintendent of the Virginia Military Institute since June 2003; Chairman of the Board of the Company since January 2001; Chief Executive Officer of the Company from January 2001 — June 2003; formerly, Commander in Chief, United States Central Command, Vice Chief of Staff of the United States Army and a consultant. Also a director of BAE Systems, Inc., a subsidiary of BAE Systems, plc, an international defense and aerospace company.
John G. Meyer, Jr.	2003	63	Currently a private investor; Chief Executive Officer of Heckler & Koch, a defense contractor, from June 2005 — August 2007; Chief Executive Officer of the Company from June 2003 — June, 2005; President of the Company from January 2003 — June 2005; Chief Operating Officer of the Company from January 2001 — May 2003; Executive Vice President of the Company from January 2001 — January 2003; retired from United States Army having served as its most senior Public Affairs Officer.
Ronald H. Griffith	2000	68	Executive Vice President and Chief Operating Officer of MPRI, Inc., a professional services company, since 1998; formerly, Vice Chief of Staff of the United States Army.
Gilbert F. Decker	2002	70	Consultant to defense and aerospace companies since 2001; Executive Vice President of Engineering and Production of Walt Disney Imagineering from 1999 to 2001. Also a director of Digital Fusion Corporation and CoVant Technologies, Ltd.
Charles S. Ream	2006	63	Retired as the Executive Vice President and Chief Financial Officer of Anteon International Corporation, having served in that capacity from 2003-2006; Senior Vice President and Chief Financial Officer of Newport News Shipbuilding Inc. from 2000-2001; Senior Vice President of Finance and Strategic Initiatives of Raytheon Systems Company from 1998-2000. Also a director of DynCorp International Inc. and Stanley, Inc.

	Year in which first		Principal business occupation for
Name of Nominee	elected a director	Age	past five years and other directorships

John J. Marcello	2006	59	President and Chief Executive Officer of the Company since June, 2005; Managing Director/Chief Operating Officer of MECAR S.A., a munitions manufacturer and subsidiary of the Company from November, 2002 — June, 2005; retired from United States Army having served as a Major General.
Frederick G. Wasserman	2006	53	Chief Operating/Financial Officer of Mitchell & Ness Nostalgia Company, a manufacturer of licensed sportswear, since 2005; President of Goebel of North America, a manufacturer of select giftware and home décor items, from 2002 -2005; Chief Financial Officer of Goebel of North America from 2001 — 2005. Also a director of Acme Communications, Inc., AfterSoft Group, Inc., Crown Crafts, Inc., TeamStaff, Inc., Breeze Eastern Corporation, and Gilman + Ciocia, Inc.
Tassos Recachinas	N/A	24	Senior Investment Analyst with Pirate Capital LLC, where he has been employed since January 2007; Equity Research Associate at Raymond James & Associates from May 2005 — December 2006, where he provided equity research coverage on several Defense and Technology equity securities; The George Washington University from September 2001 — May 2005, where he graduated Summa Cum Laude studying mechanical/aerospace engineering. Oxford University in England, from October 2003 — June 2004, where he studied engineering and economics.

The by-laws provide that a stockholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 14 and not more than 50 days prior to the annual meeting. Such notice shall include (i) the name and address of the stockholder and of each person to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the stockholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the stockholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees who receive the largest number of “FOR” votes cast will be elected as directors. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE

PROPOSAL TWO: PROPOSAL CONCERNING INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

BDO Seidman LLP has been reappointed by the Board of Directors as the Company’s independent registered public accounting firm for the year 2007. A resolution will be presented at the annual meeting to ratify this appointment. The Company has been advised that representatives of BDO Seidman LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

If the shareholders, by the affirmative vote of a majority of the shares of common stock represented at the meeting, do not ratify the selection of BDO Seidman LLP, the selection will be reconsidered by the Board of Directors.

Principal Accounting Fees For Fiscal 2006

The following table sets forth the fees paid by the Company for audit and other services to BDO Seidman LLP and Grant Thornton LLP, our independent registered public accounting firms for 2006 and 2005, respectively:

	2006	2005

Audit fees	$2,613,000	$2,163,000
Audit-related fees	0	0
Tax fees	0	0
All other fees	0	0

Total	$2,613,000	$2,163,000

Audit fees include work in connection with quarterly reviews.

Additional audit fees of approximately $31,000 and $147,000 were billed to the Company’s foreign subsidiaries by other auditors for audit related services primarily involving statutory audits required by the laws of Belgium for 2006 and 2005, respectively.

The Audit Committee considered whether the provision of services referenced above is compatible with maintaining independence.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF BDO SEIDMAN LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

BOARD, EXECUTIVE OFFICER AND COMMITTEE INFORMATION

General

During calendar year 2006, there were twelve (12) formal meetings of the Board of Directors. The directors frequently communicate with one another on an informal basis.

The Audit Committee is currently comprised solely of independent members of the Board of Directors, including Messrs. Decker, Ream and Wasserman. Among its functions, the Audit Committee (i) recommends the selection of the Company’s independent registered public accountants, (ii) reviews the scope and conduct of the independent public accountants’ audit activity and other services, (iii) reviews the financial statements and associated press releases and required filings with the Securities and Exchange Commission, and (iv) reviews the adequacy of the Company’s basic accounting and internal control systems. Each of the Audit Committee members satisfy the independence requirements and other established criteria of the AMEX and the Securities and Exchange Commission. The Board of Directors has determined that each of Gilbert F. Decker and Charles S. Ream qualify as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules and is financially sophisticated as defined by AMEX rules. The Audit Committee Charter is available on the Company’s website at www.allieddefensegroup.com.

The Compensation Committee is currently comprised solely of independent members of the Board of Directors, including Messrs. Ream, Griffith and Hudson. The Compensation Committee establishes the Company’s executive compensation program. It also periodically reviews the compensation of executives and other key officers and employees of the Company and its subsidiaries. The Compensation Committee Charter is available on the Company’s website at www.allieddefensegroup.com.

The Nominating Committee is currently comprised solely of independent members of the Board of Directors, including Messrs. Griffith and Decker. The Nominating Committee is responsible for soliciting and recommending candidates for the Board of Directors. The Nominating Committee Charter is available on the Company’s website at www.allieddefensegroup.com. The Nominating Committee does not have any formal minimum qualifications for director candidates. The Board of Directors first evaluates the current members of the Board willing to continue in service. The Committee evaluates performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with the Company’s business. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate. Among other factors, the Nominating Committee considers a candidate’s business experience and skills, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its shareholders which are received no later than December 31 prior to any annual meeting, including confirmation of the candidate’s consent to serve as a director. Upon receipt of such a recommendation, the Nominating Committee will solicit appropriate information about the candidate in order to evaluate the candidate, including information that would need to be described in the Company’s proxy statement if the candidate was nominated. Candidates recommended by shareholders will be evaluated on the same basis as other candidates.

The Ethics and Governance Committee is currently comprised of Messrs. Meyer, Marcello and Wasserman. The Ethics and Governance Committee is responsible for evaluating the Company’s adherence to accepted standards of ethics and governance. The Ethics and Governance Committee Charter is available on the Company’s website at www.allieddefensegroup.com.

The Strategic Review Committee is comprised of Messrs. Peay, Griffith, Marcello and Hudson. The Strategic Review Committee is responsibly for identifying, considering, and recommending to the Board of Directors, actions and strategic alternatives to increase shareholder value.

The Audit Committee had eight (8) meetings during 2006; the Compensation Committee met two (2) times in calendar year 2006; and each of the Nominating Committee and the Ethics and Governance Committee met once during 2006.

All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served except for Mr. Hudson. Mr. Recachinas attended all meetings at which Mr. Hudson was not present.

Any shareholder may communicate in writing by mail at any time with the whole board or any individual director (addressed to “Board of Directors” or to a named director) c/o The Allied Defense Group, Inc., 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182. All communications will be promptly relayed to the appropriate directors. The Corporate Secretary will coordinate responses, if any.

It is the policy of the Board of Directors that its members are encouraged to attend the annual meeting of shareholders. Only two (2) members of the Board attended the last annual stockholders meeting.

The Company has adopted a worldwide Code of Ethics which is available on the Company’s website at www.allieddefensegroup.com.

Executive Officers

The following are the executive officers of the Company:

Mr. Marcello is the President and Chief Executive Officer of the Company.

Monte L. Pickens, age 62, was elected Executive Vice President and Chief Operating Officer in May 2003. Previously, Mr. Pickens was the Vice President of T. Marzetti Company. Mr. Pickens retired from the U.S. Army as a Colonel.

Deborah F. Ricci, age 43, was appointed Treasurer and Chief Financial Officer in April 2007. Ms. Ricci was promoted from her position as Controller and Corporate Secretary, which she held from early 2006. Previously, Ms. Ricci served as Chief Financial Officer of Hemagen Diagnostics, Vice President of Finance and Administration of Schondstedt Investment Company, and Chief Financial Officer and Vice President of J.E. Morgan Knitting Mills.

Wayne F. Hosking, Jr., age 41, was elected Vice President for Corporate Strategic Development in April 2004. Previously, Mr. Hosking served as Vice President of Sales for Horne Engineering Services, Inc.

Luis Palacio, age 66, was hired as the Company’s Director of Business Development in September 2005. Previously, Mr. Palacio served as marketing and business development to MECAR.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The registered independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The registered independent auditors report to the Audit Committee and have free access to the Audit Committee to discuss any matters they deem appropriate.

In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and the Company’s registered independent auditors to review and discuss annual and quarterly financial statements incorporated in the Company’s Forms 10-K and 10-Qs prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the registered independent auditors. The Audit Committee’s review included discussion with the registered independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended by Statement on Auditing Standards No. 90.

The Board of Directors has determined that each member of the Audit Committee is “independent” as defined under the rules of the AMEX.

With respect to the Company’s registered independent auditors, the Audit Committee, among other things, discussed with the auditors matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Audit Committee also reported to the Board, subject to stockholder approval, on the selection of the Audit Company’s registered independent auditors.

This report is submitted by the Audit Committee of the Board of Directors:

Gilbert F. Decker
Charles S. Ream
Frederick G. Wasserman

Compensation Discussion and Analysis
Objectives of Compensation Program and What Our Compensation Program is Designed to Reward

Our executive compensation program is designed to create strong financial incentive for our officers to increase revenues, profits, operating efficiency and returns, which we expect to lead to an increase in shareholder value. The primary objective of our compensation program is to attract and retain qualified, energetic employees who are enthusiastic about the Company’s mission. A further objective of our compensation program is to provide incentives and reward employees for their contribution to the Company. In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors. Finally, we endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

The Compensation Committee of the Board of Directors (the “Committee”) evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of other companies. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based components that reward performance as measured against established goals.

Our compensation program is designed to reward each employee’s contribution to the Company. In measuring the named executive officers’ contribution to the Company, the Committee considers numerous factors including the Company’s growth and financial performance.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2006, as well as the other individuals included in the Summary Compensation Table are referred to as the “named executive officers”. Immediately following this Compensation Discussion and Analysis you will find a series of tables containing specific information about the compensation earned in 2006 by the named executive officers.

Roles and Responsibilities for Our Compensation Program

Role of the Compensation Committee

The Committee has responsibility for establishing, implementing and monitoring adherence with the Company’s compensation philosophy.

Role of our Chief Executive Officer

Our Chief Executive Officer provides recommendations to the Committee in its evaluation of our executive officers, including recommendations of individual cash and equity compensation levels for executive officers. Mr. Marcello relies on his personal experience serving in the capacity of Chief Executive Officer with respect to evaluating the contribution of our other executive officers as well as publicly available information for comparable compensation guidance as the basis for his recommendations to the Committee. Mr. Marcello was not present during Committee deliberations and voting pertaining to the determination of his own compensation.

Role of the Compensation Consultant

The Committee periodically retains a consultant to provide independent advice on executive compensation matters and to perform specific project-related work. Most recently, in late 2006, we engaged Watson Wyatt Worldwide, Inc. to review the compensation of our named executive officers and to advise us on a proposed long-term incentive plan.

Elements of Company’s Compensation Plan

The Company’s compensation program consists of base salary, an annual incentive bonus, stock incentives/awards, severance/change of control compensation, health and welfare benefits and a 401(k) plan. The Company strives to be market competitive in setting salary ranges and designing benefits programs, while recognizing the experience and performance levels of individual employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary is the fixed annual compensation we pay to an executive for performing specific job responsibilities. It represents the minimum income an executive may receive in any given year. Base salaries for each of the Company’s executives are determined by the executive’s responsibilities and performance as well as comparative compensation levels for the executive’s peers. The base salary for the Company’s Chief Executive Officer, including periodic changes thereto, is determined by the Committee. The base salaries for the Company’s other executive officers, including periodic changes thereto, are determined by the Committee following recommendations by the Chief Executive Officer.

During its review of base salaries for executives, the Committee primarily considers:

•	market;

•	internal review of the executive’s compensation, both individually and relative to other officers;

•	individual performance of the executive; and

•	our financial and operating results

Base salary levels are typically reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility.

Annual Bonus

The annual bonus component of our compensation program is intended to incent and reward our executive officers for current, short-term performance. The objectives are for annual financial performance and other non-financial performance objectives which may be attained in the annual period. The Committee has determined that it is important to reward and incent both short-term and long-term performance. The Committee has the discretion to set goals and objectives that it believes are consistent with creating shareholder value, including financial measures, operating objectives, growth goals and other measures. The Committee also considers individual achievement. Annual incentive awards are designed to put a significant portion of total compensation at risk.

The employment agreement of each executive officer establishes a target annual bonus as a percentage of the executive’s annual base salary. The percentages range from twenty-five percent (25%) for certain executive officers to fifty percent (50%) for the Chief Executive Officer. Annual bonuses are paid to executive officers of the Company in cash based upon achievement of management performance objectives. The objectives vary depending upon the executive’s responsibilities and include objectives based upon the Company achieving certain earnings targets as well as other financial and business objectives. The objectives are generally weighted with the most significant factor(s) being net income (for the presidents/general managers of the operating units) or earnings per share (for the Chief Executive Officer, Chief Financial Officer and the other Company executives). The Committee evaluates achievement of the objectives following the end of each year and makes the annual bonus awards based on this assessment and recommendations from the Chief Executive Officer with respect to other executive officers.

Stock Incentives/Awards

We currently administer long-term incentive compensation awards through our 2001 Equity Incentive Plan. We believe that widespread common share ownership by key employees is an important means of encouraging superior performance and employee retention.

In recent years, this component of the Company’s executive compensation program has been via the periodic grant of stock options and/or stock awards. The Company generally has issued stock options to its executive officers when they joined the Company, in connection with a significant promotion within the Company and/or as a reward following excellent performance. The number of options granted has been based on the level of responsibility, Company performance and individual performance. Stock option grants have also been structured to induce the executive to remain in the employment of the Company by including incremental vesting provisions which permit exercise only after satisfaction of minimum tenure requirements. In view of the requirement to expense stock option grants, the Company has begun to grant more restricted stock than stock options. The restricted stock similarly vests over a period of service. Historically, grants of options and restrictive stock have been made on a sporadic, non-uniform basis.

The executive officers as well as all other Company employees have the opportunity to participate in our Employee Stock Purchase Plan (ESPP). This provides another means for officers to acquire Company stock. For every participant, the purchase price of each share is equal to 85% of the closing price of the common stock at the end of each calendar quarter. Though this plan is available to the executives, most have used other means to acquire ownership in the Company. In 2005, two executives participated in the ESPP and one did so during 2006.

Severance/Change in Control

We maintain employment agreements with our executive officers to ensure they will perform their roles for an extended period of time. These agreements are described in more detail elsewhere in this proxy statement. These agreements provide for severance compensation to be paid if the employment of the executives is terminated under certain conditions, such as following a change of control or a termination “without cause” as defined in the agreements, as follows:

Change in Control

As part of our normal course of business, we engage in discussions with other companies about possible collaborations and/or other ways in which the companies may work together to further our respective long-term objectives. In addition, many larger, established companies consider companies at similar stages of development to ours as potential acquisition targets. In certain scenarios, the potential for merger or being acquired may be in the best interests of our shareholders. We provide severance compensation if an executive’s employment is terminated following a change in control transaction to promote the ability of our senior executives to act in the best interests of our stockholders even though their employment could be terminated as a result of the transaction.

Termination without Cause

If we terminate the employment of a named executive officer without cause as defined in the employment agreement, we are obligated to continue to pay certain amounts as described in greater detail in this proxy statement. This provides us with more flexibility to make a change in senior management if such a change is in our and our shareholders’ best interests.

Health and Welfare Benefits

We offer a standard range of health and welfare benefits to all employees, including our executive officers. These benefits include medical, prescription drug, vision and dental coverages, life insurance, accidental death and dismemberment, short and long-term disability, business travel accident, kidnap and ransom insurance plans, employee assistance program and a flexible spending account for medical expense reimbursement and child care. Our plans do not discriminate in favor of our executive officers.

401(k)

We offer a defined contribution 401(k) plan to substantially all of our employees in the United States. We provide this plan to assist our employees in saving some amount of their cash compensation for retirement in a tax efficient manner.

Other Perquisites and Personal Benefits

We do not offer any perquisites or other personal benefits to any executive with a value over $10,000. We pay for a city club membership, which is used for business and personal purposes, for our Chief Executive Officer.

How Compensation Amounts Are Determined

We strive to pay our named executive officers within a range of plus or minus 20% around the median paid by comparable companies. In late 2006, we completed a review by Watson Wyatt of our executive compensation. Watson Wyatt reviewed the compensation package of our named executive officers compared to a peer group and compared to surveys of comparably-sized companies. Watson Wyatt developed a peer group of companies to be used for compensation purposes, consisting of publicly traded services companies comparable in size to our Company in terms of annual revenue. We concluded that our named executive officers are generally within the above described market range. No adjustments were made to the base salaries for our named executive officers for 2007.

Annual bonuses are determined at year-end by the Committee based upon a comparison of performance to pre-determined objectives. Annual awards are paid in cash. In view of the poor financial performance of the Company in 2006, annual bonuses were not awarded to our Chief Executive, Chief Operating, or Chief Financial Officers. Partial annual bonuses of $56,525 and $9,906 were awarded to Mr. Hosking and Mr. Palacio, respectively, for meeting certain non-financial management performance objectives.

SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
				Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	Salary	Bonus	($)(1)	($)(2)	($)	($)	($)(3)	($)

John J. Marcello,	2006	$294,817	—	$147,879	—	—	—	$32,800	$475,496
Chief Executive Officer
Monte L. Pickens,	2006	$239,851	—	$882	$135,952	—	—	$27,400	$404,085
Executive Vice President
Robert P. Dowski,	2006	$209,870	—	$27,108	$234,750	—	—	$27,902	$499,630
Chief Financial Officer(4)
Wayne Hosking,	2006	$186,132	$56,525	$9,774	$89,021	—	—	$18,000	$359,452
Vice President
Luis M. Palacio,	2006	$203,373	$9,906	$88,920	—	—	—	$19,800	$321,999
Director, Business Development

(1)	The amounts in this column reflect the expense recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123(R), from stock awards and restricted stock grants made under the 2001 Equity Incentive Plan during and prior to 2006; and the portion paid by Allied (15%) for stock purchases made through the 1992 Employee Stock Purchase Plan (ESPP) during 2006. Assumptions used in the calculation of these amounts are included in Footnote A to the Company’s audited financial statements included in the Form 10-K accompanying this proxy statement. The amount shown for Mr. Pickens is the Allied portion for stock purchases made by Mr. Pickens under the ESPP. The amount for Mr. Dowski represents solely an award of 1,750 shares granted on October 6, 2006.

(2)	The amounts in this column reflect the expense recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123(R), of option grants made under the 2001 Equity Incentive Plan during and prior to 2006. Assumptions used in the calculation of these amounts are included in Footnote A to the Company’s audited financial statements included in the Form 10-K

(3)	This column includes the contribution to a participant’s 401(K) plan account equal to 10% of an employee’s base salary. For Mr. Marcello and Mr. Pickens this column also includes a payment of $4,000 each for premiums for life insurance policies. For Mr. Dowski, Other Compensation includes $7,402 gross-up on the October 2006 stock award valued at $27,108.

(4)	Mr. Dowski resigned as Chief Financial Officer in early 2007.

GRANTS OF PLAN-BASED AWARDS

All Other
								Stock		All Other
		Estimated						Awards:		Stock
		Future Payouts						Number of		Awards:	Exercise
		Under Non-Equity			Estimated Future Payout			Shares of		Number of Securities	Price of
		Incentive Plan Awards			Incentive Plan Awards			Stock or		Underlying	Option
		Threshold	Target	Max.	Threshold	Target	Max.	Units		Options	Awards
Name and Principal Position	Grant Date	($)	($)	($)	($)	($)	($)	(#)		(#)	($/Sh)

John J. Marcello,	—	—	—	—	—	—	—	—		—	—
Chief Executive Officer
Monte L. Pickens,	—	—	—	—	—	—	—	—		—	—
Executive Vice President
Robert P. Dowski,	10/06/2006	—	—	—	—	—	—	1,750	(1)	—	—
Former Chief Financial Officer
Wayne Hosking,	03/20/2006	—	—	—	—	—	—	500	(2)	—	—
Vice President
Luis M. Palacio,	—	—	—	—	—	—	—	—		—	—
Director, Business Development

(1)	Stock Award, fully vested at time of grant.

(2)	Restricted stock award vesting evenly over two years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Equity
Incentive
Plan
	Option Awards							Stock Awards		Awards:
									Equity	Market
									Incentive	or Payout
									Plan	Value of
				Equity					Awards:	Unearned
				Incentive			Number	Market	Number of	Shares,
				Plan			of	Value of	Unearned	Units, or
				Awards:			Shares or	Shares or	Shares,	Other
	Number of	Number of		Number of			Units of	Units of	Units, or	Rights
	Securities	Securities		Securities			Stock	Stock	Other	That
	Underlying	Underlying		Underlying			That	That	Rights	Have
	Unexercised	Unexercised		Unearned	Option	Option	Have Not	Have Not	That Have	Not
	Options (#)	Options (#)		Options	Exercise	Expiration	Vested	Vested	Not Vested	Vested
Name and Principal Position	Exercisable	Unexercisable		(#)	Price	Date	(#)	($)	($)	($)

John J. Marcello,	—	—		—	—	—	12,000	$255,000	—	—
Chief Executive Officer
Monte L. Pickens,	32,000	8,000	(1)		$14.90	04/30/2008
Executive Vice President	16,000	24,000	(2)	—	$23.95	03/06/2010	—	—	—	—
Robert P. Dowski,	35,000	45,000	(3)	—	$22.05	08/31/2010	—	—	—	—
Former Chief Financial Officer
Wayne Hosking,	24,000	16,000	(4)	—	$20.43	04/30/2009	756	$16,065	—	—
Vice President
Luis M. Palacio,	—	—		—	—	—	8,000	$170,000	—	—
Director, Business Development

(1)	Options vest on January 1, 2007.

(2)	Options vest equally (8,000 annually) on January 1, 2007, 2008 and 2009.

(3)	Options vest equally (15,000 annually) on September 1, 2007, 2008 and 2009.

(4)	Options vest equally (8,000 annually) on January 1, 2007 and 2008.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares		Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting		on Vesting
Name and Principal Position	(#)	($)	(#)		($)

John J. Marcello,	—	—	3,550	(1)	$98,872
Chief Executive Officer
Monte L. Pickens,	—	—	—		—
Executive Vice President
Robert P. Dowski,	—	—	—		—
Former Chief Financial Officer
Wayne Hosking,	—	—	—		—
Vice President
Luis M. Palacio,	—	—	2,000		$38,500
Director, Business Development

(1)	Shares acquired on vesting are reported net of shares redeemed to pay withholding taxes.

POTENTIAL PAYMENTS UPON TERMINATION OF CHANGE OF CONTROL

The Company has an employment agreement with each of our named executive officers which provides for severance compensation to be paid if employment is terminated following certain triggering events.

In the event of any termination within twelve (12) months following a change of control, the named executive officers will be entitled to the following severance payments:

Each of John J. Marcello, Monte L. Pickens and Deborah F. Ricci — Lump sum payment equal to sum of two (2) times base salary at time of termination plus two (2) times average annual bonus earned during the three (3) most recent years. At December 31, 2006, this would have resulted in severance payments of $643,000, $544,600 and $420,000 to Messrs. Marcello or Pickens and Ms. Ricci, respectively. In addition, each named executive officer would be entitled to continue to receive medical, dental, vision, life, short and long-term disability insurance coverage, business travel accident insurance, flexible spending account and employee assistance program participation and the 401(k) benefit for two (2) years. Mr. Pickens is also entitled to receive two (2) years of long-term care insurance.

Each of Wayne Hosking and Luis Palacio — Lump sum payment equal to one (1) times base salary at time of termination plus one (1) times average annual bonus earned during the three (3) most recent years. At December 31, 2006, this would have resulted in severance payments of $227,400 and $205,000 for Messrs. Hosking and Palacio, respectively. In addition, each named executive officer would be entitled to continue to receive medical, dental, vision, life, short and long-term disability insurance coverage, business travel accident insurance, flexible spending account and employee assistance program participation and the 401(k) benefit for one (1) year. Mr. Hosking is also entitled to receive one (1) year of long-term care insurance.

In the event of any termination initiated by the Company without cause or initiated by the named executive officer following a material adverse alteration or diminution in the nature of his status or authority, a reduction in his title or a reduction in his base salary, the named executive officers would be entitled to the following severance payments:

Each of John J. Marcello, Monte L. Pickens and Deborah F. Ricci — Lump sum payment equal to the sum of one (1) times base salary at the time of termination plus one (1) times average annual bonus earned during the three (3) most recent years. At December 31, 2006, this would have resulted in severance payments of $321,400, $272,300 and $210,000, respectively. In addition, each named executive officer would be entitled to continue to receive medical, dental, vision, life, short and long-term disability insurance coverage, business travel accident insurance, flexible spending account and employee assistance program participation and the 401(k) benefit for one (1) year. Mr. Pickens is also entitled to receive one (1) year of long-term care insurance.

Each of Wayne Hosking and Luis Palacio — Payments of base salary at the time of termination for a one (1) year period plus one (1) times average annual bonus earned during the three (3) most recent years. At December 31, 2006, this would have resulted in severance payments of $227,400 and $205,000 for Messrs. Hosking and Palacio, respectively. In addition, each named executive officer would be entitled to continue to receive medical, dental, vision, life, short and long-term disability insurance coverage, business travel accident insurance, flexible spending account and employee assistance program participation and the 401(k) benefit for one (1) year. Mr. Hosking is also entitled to receive one (1) year of long-term care insurance.

We also have restricted stock and stock option agreements with our named executive officers which provide for accelerated vesting in the event of a termination of employment within twelve (12) months following a change of control, in the event of a termination of employment initiated by the Company “without cause”, or in the event of a termination of employment initiated by the executive as described above. As of December 31, 2006, these provisions would have resulted in the following acceleration of vesting:

•	John J. Marcello — 12,000 shares of restricted stock

•	Monte L. Pickens — Options for 32,000 shares of stock

•	Robert P. Dowski — Options for 45,000 shares of stock

•	Wayne Hosking — Options for 16,000 shares of stock and 756 shares of restricted stock

•	Luis Palacio — 8,000 shares of restricted stock

COMPENSATION OF DIRECTORS

Each director is compensated for service at the annual rate of $24,000 in cash and $36,000 in Allied stock. The directors are allowed to defer receipt of the cash and/or the Allied stock until they retire from the Allied board. As Chairman of the Board, General Peay received the same cash and stock-based compensation as paid to non-employee members of the Board of Directors plus (i) an additional $1,000 per month and (ii) reimbursement of annual premiums paid on a $1 million life insurance policy, together with all applicable income taxes. The Company also reimburses directors for out-of-pocket expenses incurred in connection with their service.

DIRECTOR COMPENSATION

					Change in
	Fees				Pension
	Earned			Non-Equity	Value and
	or Paid	Stock	Option	Incentive Plan	Nonqualified	All Other
	in Cash	Awards	Awards	Compensation	Deferred	Compensation	Total
Name(1)	($)(2)	($)(3)	($)(4)	($)	Compensation Earnings(5)	($)(6)	($)

J. H. Binford Peay, III	$36,000	$36,000	—	—	—	$62,388	$134,388
Clifford C. Christ	$24,000	$36,000	—	—	$32,000	—	$92,000
Dr. Jay R. Sculley	$30,000	$36,000	—	—	$2,250	—	$68,250
John G. Meyer, Jr.	$24,000	$36,000	—	—	—	—	$60,000
Ronald H. Griffith	$24,000	$36,000	—	—	—	—	$60,000
Gilbert F. Decker	$24,000	$36,000	—	—	—	—	$60,000
Harry H. Warner	$24,000	$36,000	—	—	—	—	$60,000
Charles S. Ream	$12,000	$36,000	—	—	—	—	$48,000
Thomas R. Hudson, Jr.	$4,000	—	—	—	—	—	$4,000
Frederick G. Wasserman	—	—	—	—	—	—	—

(1)	Mr. Marcello, Chief Executive Officer, does not receive additional compensation as a director. All of his compensation is reported in the Summary Compensation Table. Mr. Zachary George, an employee of Pirate Capital, LLC joined the Board of Allied in June 2006 and resigned his seat in October 2006. Total compensation paid to Mr. George was $8,000 in fees and $36,000 of Allied stock. Mr. Ream joined the Board in July 2006. Mr. Hudson joined the Board in November 2006. Mr. Wasserman joined the Allied Board in December 2006.

(2)	Mr. Meyer and Mr. Decker have elected to defer their cash and stock compensation received as directors until they cease to serve on the Board.

(3)	Cumulative stock compensation for each of the above as a non-employee member of the Company’s Board of Directors are as follows: Mr. Peay, 6,201 shares; Mr. Christ, 11,201 shares with 5,201 deferred; Mr. Sculley, 10,201 shares with 5,201 deferred; Mr. Meyer, 3,198 shares with 1,637 deferred; Mr. Griffith, 9,201 shares; Mr. Decker, 7,201 shares with 5,201 deferred; Mr. Warner, 14,479 shares with 8,479 deferred; Mr. Ream, 1,637 shares. Mssrs. Hudson and Wasserman were not member of the Board as of July 1, 2006, thus they have not yet received a grant of stock.

(4)	Cumulative option compensation for each of the above as a non-employee member of the Company’s Board of Directors are as follows: Mr. Peay, 13,000 options; Mr. Christ, 41,000 options; Mr. Sculley, 26,000 options; Mr. Griffith, 26,000 options; Mr. Decker, 13,000 options; Mr. Warner, 41,000 options. Mssrs. Meyer, Ream, Hudson and Wasserman were not members of the Board in 2003, the last year that options were granted for service.

(5)	In 1992, the Board of Directors adopted the Outside Directors Retirement Plan (the “Directors Retirement Plan”) to provide retirement benefits for long-standing non-employee directors (“Outside Directors”). Under the Directors Retirement Plan, Outside Directors are eligible for a retirement benefit if they retire from the Board and have served as a member of the Board for a minimum of five (5) years. An eligible Outside Director who retires from the Board is entitled to receive, commencing on the last day of the first month following the month in which the director attains age seventy (70), monthly payments equal to the monthly cash compensation received from Allied at the time the director terminated service in such capacity. Such payments will cease upon the earlier of the expiration of a period of time equivalent to the period of time the director served as a member of the Board or the death of the director. The Directors Retirement Plan was suspended in 2001. Messrs. Christ and Warner ceased to serve as members of the Board as of February 15, 2007. In accordance with the agreements reached with the Company upon the 2001 suspension of the Directors Retirement Plan, (i) Mr. Warner has received 3,278 shares of Allied stock, and (ii) Mr. Christ will receive monthly cash benefits commencing when he reaches the age 70 (starting in 2017), which could aggregate to a maximum of $136,000. No further benefits have accrued or will accrue under the plan since its suspension in 2001.

(6)	This is the annual payment for a $1 million life insurance policy including the gross-up for taxes.

Compensation Committee Interlocks and Insider Participation

During 2006, Messrs. Harry W. Warner, J. R. Sculley, Ronald H. Griffith, Gilbert F. Decker, Charles S. Ream and Thomas R. Hudson, Jr. served as members of the Compensation Committee. Currently, the Compensation Committee consists of Messrs. Ream, Griffith and Hudson. In December, 2006, the Company issued 261,261 shares of its stock to Pirate Capital, LLC, in a private placement transaction, at $16.71 per share. Mr. Hudson is the Managing Member and a principal of Pirate Capital, LLC.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis provisions included in this proxy statement. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the proxy statement.
Compensation Committee
Charles S. Ream (Chair)
Ronald H. Griffith
Thomas R. Hudson, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

In February 2006, Robert P. Dowski, former Chief Financial Officer of the Company, made a $1 million bridge loan to the Company. The loan advance, together with interest at twelve percent (12%) per annum, was repaid to Mr. Dowski in early March 2006, when the Company closed its $30 million convertible note financing.

In December 2006, Pirate Capital LLC and Wynnefield Capital Management LLC acquired 261,261 and 64,000 shares, respectively, of the Company’s common stock in a private placement transaction at $16.71 per share.

The following members of the Board of Directors of the Company have been determined to qualify as independent members of the Board of Directors pursuant to the standards set forth by the American Stock Exchange: Gilbert F. Decker, Ronald H. Griffith, Charles S. Ream, Thomas R. Hudson, Jr., and Frederick G. Wasserman. The Company’s Audit, Compensation and Nominating Committees consist solely of independent directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors and Officers, and anyone who beneficially owns ten percent (10%) or more of the Company’s common stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock. Such persons are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of (i) copies of the Section 16(a) filings received by the Company during or with respect to 2006 and (ii) certain written representations of its Officers and Directors, the Company believes that each filing required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2006 was filed in a timely manner.

ANNUAL REPORT AND QUARTERLY REPORT

The Company filed its Annual Report on Form 10-K for the period ended December 31, 2006, and its Quarterly Report on Form 10-Q for the period ended September 30, 2007, with the Securities and Exchange Commission. A copy of the Form 10-K and the Form 10-Q are being mailed concurrently with this proxy statement.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. Should a stockholder intend to present a proposal at the 2008 annual meeting, it must be in writing and must be received by the Secretary of the Company at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, at a reasonable time prior to the annual meeting to allow the Company to include it in its printed proxy statement. The Company’s by-laws provide that any stockholder wishing to nominate a director at the annual meeting must do so in writing delivered to the Company at least fourteen (14) days and not more than fifty (50) days prior to the annual meeting.

By Order of the Board of Directors,

John J. Marcello,
President and Chief Executive Officer

Dated: December 18, 2007

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE.

If no direction is made, this proxy will be voted FOR Items 1, 2 and 3.		Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

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ITEM 1: ELECTION OF DIRECTORS Nominees:			ITEM 2: APPOINTMENT OF AUDITORS			ITEM 3: IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

01 J.H. Binford Peay, III	FOR	WITHHELD	FOR	AGAINST	ABSTAIN
02 Ronald H. Griffith 03 Gilbert F. Decker 04 John G. Meyer, Jr.	☐	☐	☐	☐	☐	If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.	WILL ATTEND ☐
05 Charles S. Ream
06 John J. Marcello
07 Frederick G. Wasserman and
08 Tassos Recachinas

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PROXY

THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF
THE ALLIED DEFENSE GROUP, INC

     The undersigned hereby appoints J.H. Binford Peay, III and Ronald H. Griffith and each of them proxies, each with full power of substitution, to vote all shares of Common Stock of The Allied Defense Group, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 22, 2008, and any adjournment thereof, upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

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Dear Shareholder(s):
Enclosed you will find material relative to the Company’s Annual Meeting of Shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.
Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.
The Allied Defense Group, Inc.

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